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                                                                  Exhibit 99.2
                      FEDERAL DEPOSIT INSURANCE CORPORATION

                                WASHINGTON, D.C.

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                                          )
In the Matter of                          )
                                          )
vBank, A Savings Bank                     )        ORDER TO CEASE AND DESIST
Philadelphia, Pennsylvania                )
                                          )        FDIC-01-080b
(INSURED STATE NONMEMBER BANK)            )
----------------------------------------- )

         vBank, A Savings Bank, Philadelphia, Pennsylvania ("Insured Institution"), having been advised of its right to a Notice of Charges and of Hearing detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Insured Institution and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. ss. 1818(b)(1), and having waived those rights, entered into a STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") with counsel for the Federal Deposit insurance Corporation ("FDIC"), dated July 13, 2001, whereby solely for the purpose of this proceeding and without admitting or denying the alleged charges of unsafe or unsound banking practices and violations of law and/or regulations, the Insured Institution consented to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC.

         The FDIC considered the matter and determined that it had reason to believe that the Insured Institution had engaged in unsafe or unsound banking practices and had committed violations of law and/or regulations. The FDIC, therefore, accepted the CONSENT AGREEMENT and issued the following:


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                            ORDER TO CEASE AND DESIST
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         IT IS HEREBY ORDERED that the Insured Institution, its directors, officers, employees, agents, and other institution-affiliated parties (as that term is defined in Section 3(u) of the Act, 12 U.S.C. ss. 1813(u)), and its successors and assigns cease and desist from the following unsafe or unsound banking practices and violations:

         (a) operating with inadequate capital in relation to the kind and quality of assets held by the Insured Institution;

         (b) operating with a large volume of poor quality investments;

         (c) operating with an excessive volume of investments in banks and banking organizations;

         (d) operating with excessive reliance on volatile funding;

         (e) operating with inadequate internal routine controls policies;

         (f) operating in such a manner as to produce unsatisfactory earnings;

         (g) operating in violation of section 23A of the Federal Reserve Act, 12 U.S.C. ss. 371c, made applicable to state nonmember banks by section 18(j)(1) of the Act, 12 U.S.C. ss. 1828(j)(1); and Part 359 of the FDIC Rules and Regulations; 12 C.F.R. ss. 359;

         (h) operating with management whose policies and practices are detrimental to the Insured Institution and jeopardize the safety of its deposits; and

         (i) operating with a board of directors which has failed to provide adequate supervision over and direction to the active management of the Insured Institution.

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         IT IS FURTHER ORDERED that the Insured Institution, its
institution-affiliated parties, and its successors and assigns, take affirmative action as follows:

     1. Within 60 days from the effectiveness of this ORDER, the board of directors shall adopt a Strategic Plan covering at least three years that is revised and approved at least annually by the board of directors. Each annual Strategic Plan shall be submitted to the Regional Director for approval. At a minimum, the Strategic Plan shall establish objectives for asset growth, asset mix, earnings performance, capital adequacy, funding growth, funding mix, non-core funding dependence, and interest rate risk exposure; as well as address management's assumptions and strategies for achieving these objectives. The Strategic Plan shall specifically address any new banking initiatives and identify management's expectations, projections, and goals for the same.

     2. (a) Within 60 days from the date of this ORDER, the board of directors shall review and make a written report ("Management Report") on the Insured Institution's management needs in order to restore the Insured Institution to a sound condition. The Management Report shall incorporate an analysis of the Insured Institution's management and staffing requirements and shall, at a minimum:

            (i) Identify both the number and type of positions needed to properly supervise the Insured Institution, giving appropriate consideration to the Insured Institution's asset mix, customer base and strategic plan;

            (ii) Provide a clear and concise description of the general duties and responsibilities for officers and their support staff;

            (iii) Identify the skills, experience and pay required for each position;

            (iv) Provide an evaluation of the Insured Institution's senior management and lending officials, indicating whether Insured Institution officials possess the necessary experience and qualifications required to adequately perform present and anticipated duties;

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            (v)   Establish a plan to recruit, hire and/or replace personnel based on their ability and experience;

            (vi) Establish a plan providing for periodic evaluation of each individual's job performance; and

            (vii) Provide periodic review of Insured Institution's management and updating of policies and procedures.

     (b) The board of directors shall obtain the services of an outside consultant(s) acceptable to the FDIC, knowledgeable in the areas of bank operations and personnel evaluation to assist the board of directors in reviewing the Insured Institution's management needs and preparing the Management Report. The acceptability of the consultant(s) shall be based on the consultant's ability to advise the Insured Institution in each of the areas identified in Paragraph 2(a). A copy of the contract should be submitted to the Regional Director for approval before the Insured Institution engages the consultant. The contract or engagement letter should at a minimum include:

            (i)   A description of the work to be performed;

            (ii)  Consultant's responsibilities;

            (iii) The qualifications of the employees who are to perform the work;

            (iv)  The time frame for completing the work;

            (v)   Any restrictions on the use of the findings; and

            (vi)  A provision for FDIC access to workpapers;


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     (c) Within 90 days of the effective date of this ORDER, the board of directors, with the assistance of the outside consultant(s), shall prepare a written plan of implementation ("Plan") addressing the findings of the Management Report. The plan shall specify the actions to be taken by the board of directors and the time frames for each action.

     (d) Within 90 days of the effective date of this ORDER, the board of directors shall prepare a written report ("Written Report") which shall (1) contain a recitation identifying the recommendations made by the outside consultant(s) which have been incorporated in the Management Report and Plan,
(2) a recitation identifying the recommendations made by the outside consultant(s) which were not incorporated in the Management Report and Plan and the reasons for not including such recommendations, and (3) a copy of any report(s) prepared by the outside consultant(s).

     (e) A copy of the Management Report, Plan, and Written Report shall be submitted to the Regional Director for review and comment. Within 30 days from receipt of any comment, and after consideration of such comment, the board of directors shall approve the Management Report and Plan of implementation which approval shall be recorded in the minutes of the meeting of the board of directors. It shall remain the responsibility of the board to fully implement the Plan within the specified time frames. In the event the Plan, or any portion thereof, is not implemented, the board shall immediately advise the Regional Director, in writing, of specific reasons for deviating from the Plan.

     3. Effective December 31, 2001, the Insured Institution shall maintain its total risk based capital ratio, and leverage ratio at levels which, but for section 325.103(b)(1)(iv) of Part 325 of the FDIC's Rules and Regulations, would be sufficient for it to be deemed well capitalized within the meaning of section 325.103(b)(1). For the purposes of this ORDER, the terms total risk-based capital ratio, Tier 1 risk-based capital ratio, and leverage ratio will have the meanings ascribed to them in Part 325 of the FDIC's Rules and Regulations, respectively sections 325.2(w), 325.2(u) and 325.2(k).


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     4. (a) Within 60 days from the effective date of this ORDER, and within the first 30 days of each calendar year thereafter, the board of directors shall develop a written profit plan consisting of goals and strategies for improving the earnings of the Insured Institution for each calendar year. The written profit plan shall include, at a minimum:

            (i) Identification of the major areas in, and means by which the directors will seek to improve the Insured Institution's operating performance;

            (ii)  Realistic and comprehensive budgets;

            (iii) A budget review process to monitor the income and expenses of the Insured Institution to compare actual figures with budgetary projections on not less than a quarterly basis; and

            (iv) A description of the operating assumptions that form the basis for, and adequately support, major projected income and expense components.

     (b) Such written profit plan and any subsequent modification thereto shall be submitted to the Regional Director for review and comment. Not more than 30 days after the receipt of any comment from the Regional Director, the board of directors shall approve the written profit plan which approval shall be recorded in the minutes of the board of directors. Thereafter, the Insured Institution, its directors, officers, and employees shall follow the written profit plan and/or any subsequent modification.


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     5. Within 60 days from the effective date of this ORDER, the Insured
Institution shall develop, adopt and implement a written ethics policy and procedure with regard to the ethical conduct and other standards of conduct and responsibilities for its directors, officers, employees, agents and other persons participating in the conduct of the affairs of the Insured Institution. ("Ethics Program".) At a minimum the Ethics Program shall address the following:

        (a) Ethical and other conduct and responsibilities of individuals in the acceptance of gifts, entertainment, favors and loans; in the case of the use of official information; employment of relatives; use of Insured Institution property; travel expenses; and indebtedness to the Insured Institution or any other financial institution.

        (b) The financial interests and obligations of individuals that appear to conflict with that individual's duties and responsibilities such as:

            (i) Participating in any manner in any transaction or loan in which the individual, his spouse, child, partner, or organization is involved; or in which the individual serves as an officer, director, trustee, partner, or employee, or has a financial interest;

            (ii)   Purchasing of Insured Institution property;

            (iii)  Providing goods or services to the Insured Institution; and

            (iv)   Outside employment and other activities.

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        (c) A periodic written method of reporting each individual's compliance with the Ethics Program to an Ethics Counselor and/or committee who shall review compliance with the Ethics Program and report his findings to the board of directors.

     6. (a) Within 10 days from the effective date of this ORDER, the Insured Institution shall eliminate from its books, by charge-off or collection, all assets classified "Loss" as of December 31, 2000, that have not been previously collected or charged-off. Reduction of these assets through proceeds of other loans made by the Insured Institution is not considered collection for the purpose of this paragraph.

        (b) Within 10 days from the effective date of this ORDER, the Insured Institution shall establish and thereafter maintain an adequate reserve for contingent liabilities and charge to the reserve all contingent liabilities classified "Loss" as of December 31, 2000.

        (c) By December 31, 2001, the Insured Institution shall have reduced Securities and other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000, to not more than 125% of Tier 1 capital.

        (d) By March 31, 2002, the Insured Institution shall have reduced Securities and Other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000, to not more than 100% of Tier 1 capital.

        (e) By June 30, 2002, the Insured Institution shall have reduced Securities and other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000 to not more than 75% of Tier 1 capital.

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        (f) By September 30, 2002, the Insured Institution shall have reduced
Securities and Other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000 to not more than 50% of Tier 1 capital.

        (g) The requirements of Paragraphs 6(a), 6(b), 6(c), 6(d), 6(e) and 6(f) are not to be construed as standards for future operations and, in addition to the foregoing, the Insured institution shall eventually reduce the total of all adversely classified assets to not more than 25% of Tier 1 capital. As used in Paragraphs 6(b), 6(c), 6(d), 6(e), 6(f), and 6(g) the word "reduce" means (i) to collect, (ii) to charge-off, or (iii) to sufficiently improve the quality of assets adversely classified to warrant removing any adverse classification, as determined by the FDIC.

     7. Within 60 days from the effective date of this ORDER, the Insured Institution shall review its written loan policy and make whatever changes may be necessary to provide for the safe and sound administration of all aspects of the lending function. Evidence of the review and establishment of procedures to ensure compliance with the loan policy shall be reduced to writing. The policy and its implementation shall be in a form and manner acceptable to the Regional Director as determined at subsequent examinations and/or visitations.

     8. While the ORDER is in effect the Insured Institution shall not invest in corporate bonds issued by banking organizations or trust preferred securities issued by banking organizations or grant loans to banking organizations unless the balance of all such obligations is not more than 100% of Tier 1 capital.

        (a) By December 31, 2001, the Insured Institution shall have reduced its trust preferred securities issued by banking organizations plus bonds issued by banking organizations to not more than 225% of Tier 1 capital.

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        (b) By March 31, 2002, the Insured Institution shall have reduced its trust preferred securities issued by banking organizations plus bonds issued by banking organizations to not more than 200% of Tier 1 capital.

        (c) By June 30, 2002, the Insured Institution shall have reduced its trust preferred securities issued by banking organizations plus bonds issued by banking organizations to not more than 175% of Tier 1 capital.

        (d) By September 30, 2002, the Insured Institution shall have reduced its trust preferred securities issued by banking organizations plus bonds issued by banking organizations to not more than 150% of Tier 1 capital.

        (e) By December 30, 2002, the Insured Institution shall have reduced its trust preferred securities issued by banking organizations plus bonds issued by banking organizations to not more than 125% of Tier 1 capital.

     9. Within 60 days from the effective date of this ORDER, the Insured Institution shall eliminate and/or correct all violations of law which are set out on pages 34 and 35 of the Report of Examination of the Insured Institution as of December 31, 2000. In addition, the Insured Institution shall henceforth comply with all applicable laws and regulations.

     10. Within 60 days from the effective date of this ORDER, the Insured Institution shall adopt and implement a written policy for the operation of the Insured Institution in such a manner as to provide internal routine and controls consistent with safe and sound Insured Institution practices. The policy shall include formal internal review procedures for all electronic banking activities. Such procedures shall establish a process by which management identifies, measures, monitors and controls risks associated with electronic banking activities, and a means by which management identifies, measures and monitors the effectiveness of such activities against the expectations, projections, and goals identified in the Insured Institution's Strategic Plan. Such policy and its implementation shall be satisfactory to the Regional Director as determined at subsequent examinations and/or visitations.


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     11. Within 60 days from the effective date of this ORDER, the Bank shall develop, adopt, and implement a written policy satisfactory to the Regional Director, which policy shall govern the relationship between the Bank and its holding company, and shall limit the payment of any management, consulting, or other fees or funds of any nature, directly or indirectly, to or for the benefit of the Bank's holding company to only those fees or funds paid in connection with services performed by the Bank's holding company on behalf of or for the benefit of the Bank.

     12. Within 90 days of the effective date of this ORDER, the Insured Institution shall sufficiently reduce or otherwise improve assets subject to Special Mention as of December 31, 2000, to warrant removal from the Special Mention category.

     13. While this ORDER is in effect, the Insured Institution shall not declare or pay any cash dividends on its capital stock without the prior written approval of the Regional Director.

     14. Within 90 days from the effective date of this ORDER, and thereafter on an annual basis, the Insured Institution shall review the total compensation (both current and deferred) being paid to Insured Institution directors to determine whether the compensation received by each such person is reasonable in relation to the services provided to the Insured Institution. The minutes of the board meeting at which such review is undertaken shall indicate the results of the review and the basis for determination of the reasonableness of the compensation. For the purpose of this paragraph, "compensation" refers to any and all salaries, bonuses, and other benefits of every kind and nature whatsoever, whether paid directly or indirectly.


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     15. Within 15 days of the effective date of this ORDER, the Insured
Institution shall provide the board of directors of its holding company with a copy of this ORDER.

     16. The Insured Institution's board of directors shall appoint a committee composed of at least three members, two-thirds of which have never been involved in the daily operations of the Insured Institution ("Compliance Committee"), to monitor the Insured Institution's compliance with this ORDER. Within 30 days from the effective date of this ORDER, and at monthly intervals thereafter, such Compliance Committee shall prepare and present to the Insured Institution's board of directors a written report of its findings, detailing the form, content, and manner of any action taken to secure compliance with this ORDER and the results thereof, and any recommendations with respect to such compliance. Such progress reports shall be included in the minutes of the meeting of the Insured Institution's board of directors.

     17. On the fifteenth day of the second month following the effective date of this ORDER, and within 30 days after the end of each quarter thereafter, the Insured Institution shall furnish written progress reports to the Regional Director detailing the form and manner of any actions taken to secure compliance with this ORDER and the results thereof. Such reports may be discontinued when the corrections required by this ORDER have been accomplished and the Regional Director has released the Insured Institution in writing from making further reports. The provisions of this ORDER shall be binding upon the Insured Institution, its directors, officers, employees, agents, successors, assigns, and other institution-affiliated parties of the Insured Institution.

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     The effective date of this ORDER shall be ten (10) days from the date of its issuance.

     The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provisions of this ORDER shall have been modified, terminated, suspended, or set aside by the FDIC.

        Pursuant to delegated authority.

        Dated: July 13, 2001

                                                  /s/ Daryl P. Stum
                                                  -----------------------------
                                                  Daryl P. Stum
                                                  Regional Director
                                                  New York Regional Office
                                                  Federal Deposit Insurance
                                                  Corporation




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